UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 6, 2013, Stewart Enterprises, Inc. (“Stewart”), announced that it has commenced a consent solicitation for a proposed waiver and a proposed amendment (the “Proposed Waiver and Amendment”) to the indenture, dated April 18, 2011, by and among Stewart, the guarantors (as named therein) and U.S. Bank National Association (the “Trustee”), as trustee (the “Indenture”).  The Proposed Waiver and Amendment includes a waiver of the requirement under the Indenture for Stewart to make a change of control offer to holders of Stewart’s 6.50% Senior Notes due 2019 (the “Notes”) in connection with Service Corporation International’s (“SCI”) previously announced agreement to acquire all of the outstanding common shares of Stewart (the “Merger”).  Additionally, the Proposed Waiver and Amendment seeks to amend the Indenture such that, subject to certain conditions including the consummation of the Merger, Stewart’s obligations to deliver quarterly and annual financial information and other reports to the Trustee will be satisfied by delivery to the Trustee of SCI’s filings with the Securities and Exchange Commission.  A copy of Stewart’s consent solicitation statement dated as of June 6, 2013 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with Stewart’s consent solicitation, SCI announced today that it would offer its senior guarantee (the “Guarantees”) to each holder of the outstanding $200.0 million aggregate principal amount of the Notes, subject to receipt by Stewart of the requisite consents for the Proposed Waiver and Amendment, the closing of the Stewart acquisition and certain other conditions.  SCI is offering the Guarantees as consideration for the Proposed Waiver and Amendment.

In the offering documents distributed to holders of Notes in connection with the offering of the Guarantees, SCI disclosed the following information:

Sources and Use of Funds

A copy of SCI’s sources and use of funds related to the guarantee offering and the acquisition of Stewart is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Use of Proceeds

A copy of SCI’s use of proceeds disclosures is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Capitalization

A copy of SCI’s capitalization disclosures is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and the corresponding Exhibits filed in Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Information

Risk Factors

A copy of SCI’s risk factors disclosures related to the notes offering and the acquisition of Stewart is attached hereto as Exhibit 99.5 and is incorporated by reference herein.

Nothing herein constitutes an offer to sell or the solicitation of an offer to buy the Guarantees. The Guarantees will be offered only by means of a prospectus, including the prospectus supplement relating to the Guarantees, meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  The Guarantees are not being offered nor are solicitations for offers being made in any state in which such offer or solicitation would be unlawful prior to registration or qualification under the securities laws of any state.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements, which involve a number of risks and uncertainties. Readers are cautioned that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving SCI and Stewart, including future financial and operating results, the combined company’s plans, objectives, synergies, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Stewart’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional factors that may affect future results are contained in SCI’s filings with the SEC, which are available at www.sci-corp.com.  SCI disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information for Stockholders

In connection with the proposed transaction, Stewart intends to file a definitive proxy statement and other relevant materials with the SEC.  Before making any voting decision with respect to the proposed transaction, shareholders of Stewart are urged to read the proxy statement and other relevant materials because these materials will contain important information about the proposed transaction.  The proxy statement and other relevant materials, and any other documents filed by Stewart with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or for free from Stewart’s website at www.stei.com.  Such documents are not currently available.

Participants in the Solicitation

SCI and its directors and executive officers, and Stewart and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stewart’s common stock in respect of the proposed transaction.  Information about the directors and executive officers of SCI is set forth in its proxy statement for SCI’s 2013 annual meeting of shareholders, which was filed with the SEC on March 28, 2013. Information about the directors and executive officers of Stewart is set forth in the proxy statement for the Company’s 2013 annual meeting of shareholders, which was filed with the SEC on February 22, 2013. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction (once available).

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

99.1	Stewart Consent Solicitation Statement

99.2	Sources and Use of Funds Disclosure

99.3	Use of Proceeds Disclosure

99.4	Capitalization Disclosure

99.5	Risk Factors Disclosures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2013

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

99.1	Stewart Consent Solicitation Statement

99.2	Sources and Use of Funds Disclosure

99.3	Use of Proceeds Disclosure

99.4	Capitalization Disclosure

99.5	Risk Factors Disclosures